Exhibit 10.3

FIRST AMENDMENT TO
EMPLOYMENT AGREEMENT

This FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") is entered into as of the 6th day of January, 2014, by and between Wynn Resorts, Limited (“Employer”) and Stephen Cootey (“Employee”). Capitalized terms that are not defined herein shall have the meanings ascribed to them in the Agreement (as defined below).

RECITALS

WHEREAS, Employer and Employee have entered into that certain Employment Agreement, dated as of November 7, 2013 (the "Agreement"); and
WHEREAS, Employer is willing and Employee desires to modify certain terms and conditions to the Agreement as more fully set forth herein;
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Amendment, the parties hereto agree as follows:
1. Amendments. The Employer and Employee hereby agree to amend Section 1(f) in its entirety to read as follows:
“(f)    “Effective Date” – means January 2, 2014.”

2.	Other Provisions of Agreement. The parties acknowledge that the Agreement is being modified only as stated herein, and agree that nothing else in the Agreement shall be affected by this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

WYNN RESORTS, LIMITED	EMPLOYEE

/s/ Matt Maddox	/s/ Stephen Cootey
Matt Maddox, President & CFO	Stephen Cootey